Exhibit 31.4
Certification of Principal Financial Officer
pursuant to
Exchange Act Rules 13a-14(a) and 15d-14(a),
as adopted pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002
I, Vaibhav Agarwal, certify that:
1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of RingCentral, Inc.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Vaibhav Agarwal
Vaibhav Agarwal Chief Financial Officer (Principal Financial Officer)

Date: April 30, 2026